UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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ALARION FINANCIAL SERVICES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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ALARION FINANCIAL SERVICES, INC.

March 29, 2010

To Our Shareholders:

The 2010 Annual Meeting of Shareholders will be held at the Golden Ocala Golf & Equestrian Club, 8300 NW 31st Lane Road, Ocala, Florida 34482 on Wednesday, April 28, 2010, at 4:00 p.m., Eastern Time. The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business. Our directors and officers, as well as a representative of the accounting firm, Hacker, Johnson & Smith, P.A., will be present at the Annual Meeting to answer any questions you might have about the Company.

It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and signing the enclosed proxy card. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity, as well.

Under rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials, in two ways, by sending you this full set of printed proxy materials, and also by notifying you of the availability of our proxy materials through the internet at http://www.alarionproxy.com/, which does not have “cookies” so that visitors to the website are not identified. You may access the following information at the website, as of the date the proxy materials are first sent to our shareholders: Notice of 2010 Annual Meeting of Shareholders; Proxy Statement for 2010 Annual Meeting of Shareholders; and Annual Report on Form 10-K for the year ended December 31, 2009.

On behalf of the Board of Directors and all the employees of Alarion Financial Services, Inc., we look forward to seeing you at the Annual Meeting.

Sincerely,

Jon M. Kurtz
President and Chief Executive Officer

ALARION FINANCIAL SERVICES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 28, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (“Annual Meeting”) of Alarion Financial Services, Inc. (“Alarion Financial”) will be held at the Golden Ocala Golf & Equestrian Club, 8300 NW 31st Lane Road, Ocala, Florida 34482, on Wednesday, April 28, 2010, at 4:00 p.m., Eastern Time, to consider the following proposals:

Proposal 1	–	Election of nine members of Alarion Financial’s Board of Directors;

Proposal 2	–	An advisory vote on executive compensation;

Proposal 3	–	Ratification of the selection of Hacker, Johnson & Smith, P.A. as Alarion Financial’s independent auditors for the year ending December 31, 2010; and

Proposal 4	–	Adjournment of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve any one or more of Proposals 1, 2, or 3.

The Board of Directors has fixed the close of business on March 1, 2010, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of common stock of record at that time will be entitled to vote at the Annual Meeting, or any adjournment thereof. In the event there are insufficient votes to approve any one or more of Proposal 1, Proposal 2, or Proposal 3 at the Annual Meeting, the meeting may be adjourned upon approval of Proposal 4, to permit further solicitation of proxies.

By Order of the Board of Directors,

Jon M. Kurtz
Chief Executive Officer and President

Ocala, Florida

March 29, 2010

ALARION FINANCIAL SERVICES, INC.

PROXY STATEMENT

DATE, TIME, AND LOCATION OF THE ANNUAL MEETING

Wednesday, April 28, 2010

4:00 p.m. local time

Golden Ocala Golf & Equestrian Club

8300 NW 31st Lane Road

Ocala, Florida 34482

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDERS MEETING TO BE HELD ON APRIL 28, 2010.

A copy of this Proxy Statement and of Alarion Financial’s Annual Report on Form 10-K are also available via the internet at http://www.alarionproxy.com/.

VOTING PROCEDURES

General Information

These proxy materials are being provided in connection with the solicitation of proxies by the Board of Directors of Alarion Financial Services, Inc. (“Alarion Financial”) to be voted at the 2010 Annual Meeting of Shareholders, and any adjournment thereof (“Annual Meeting”). Alarion Financial’s Annual Report, which includes the financial statements for the fiscal year ended December 31, 2009, accompanies this Proxy Statement, which is first being mailed to shareholders on or about March 29, 2010. Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or through voting instructions, or that you are present to vote in person at the Annual Meeting.

Voting Procedures

In accordance with Florida law and our Bylaws, directors will be elected at the Annual Meeting by a plurality of the votes cast. This means that each of the nine nominees who receive the most votes, regardless of the percentage or actual number of votes, will be elected to serve on the Board for a one year term. All other matters, on which shareholders vote at this year’s Annual Meeting, will be determined by the affirmative vote of a majority of the votes cast.

A shareholder may abstain or withhold a vote with respect to any item submitted for shareholder approval. Abstentions and withheld votes will be counted as being present for purposes of determining the existence of a quorum, but will not be counted as voting in favor of any proposal brought before the Annual Meeting.

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Avenue  —  Ocala, Florida 34470

The manner in which your shares may be voted depends on how your shares are held.

Shares Held of Record. If you are the record owner of the shares, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, signing and returning the Proxy Card in the enclosed postage-paid, pre-addressed envelope. To vote by proxy, please indicate your vote in the appropriate spaces provided on the enclosed Proxy Card, and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. If you do not indicate how you wish your shares to be voted on a matter, the shares represented by your properly executed Proxy Card will be voted in accordance with the recommendations of the Board of Directors as stated in this Proxy Statement.

In order for us to have a quorum present to be able to convene the Annual Meeting, it is important that your Proxy Card be returned promptly, whether or not you presently plan to attend the Annual Meeting in person. Therefore, please complete, sign, and date the enclosed Proxy Card and return it in the postage-paid envelope provided, prior to the Annual Meeting date, so that your proxy can be counted for purposes of establishing a quorum in order for the Annual Meeting to proceed as scheduled.

Shares Held in Brokerage Accounts. If you own shares through a bank or brokerage firm, you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct how your shares are to be voted. As with a Proxy Card, you may vote your shares by completing, signing and returning the voting instruction form in the envelope provided. Many brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

If you do not provide instructions to your bank or brokerage firm, under certain circumstances the firm may vote your shares. Such entities have authority to vote their customers’ share on certain routine matters. When a firm votes its customers’ shares on routine matters, those shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A firm cannot vote its customers’ shares on non-routine matters. Accordingly, those shares are not counted as votes against a non-routine matter, but rather not counted at all for these matters. Proposal 1, the election of directors, and Proposal 2, the advisory vote on executive compensation are considered non-routine matters. Proposal 3, the ratification of the independent auditors and Proposal 4, the adjournment of the Annual Meeting are considered routine.

Attendance and Voting at the Annual Meeting

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by Proxy Card. If you own common

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Avenue  —  Ocala, Florida 34470

stock through a brokerage account, you may attend the Annual Meeting, but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the brokerage firm that holds your shares. You should contact your brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting in the manner described below even if you have already voted.

Revocation of Proxy or Voting Instructions

Any shareholder holding common stock of record may revoke a previously granted proxy at any time before it is voted, by delivering to our Corporate Secretary a written notice of revocation or a duly executed Proxy Card bearing a later date, or by attending the Annual Meeting and voting in person.

Any shareholder holding common stock through a brokerage firm may change or revoke previously given voting instructions by contacting the brokerage firm, or by obtaining a legal proxy from the brokerage firm and voting in person at the Annual Meeting.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

Alarion Financial has a separate Chairman of the Board and Chief Executive Officer. Loralee W. Miller serves as the Chairman of the Board and Jon M. Kurtz serves as the Chief Executive Officer and President. We believe that having these positions held by separate persons is beneficial to the company in that it enhances the Board’s risk management and oversight and provides greater checks and balances by not instilling too much authority or power in one individual. In addition, Ms. Miller is an independent director and thus not a part of Alarion Financial’s executive management.

Alarion Financial’s Board of Directors provides oversight of management’s role in managing the material risks of the company. The Board of Directors has an active role in overseeing credit risk, liquidity risk and operational risk through our directors serving on various committees, such as the Audit Committee, the Loan Committee, the Compensation Committee, and the ALCO/Investment Committee. Management routinely reports on these risks to the full Board on a monthly basis.

BOARD MEETINGS

During 2009, our Board of Directors held twelve regular meetings and two special meetings. In 2009, each of our directors attended at least 75% of the meetings of the Board, including any committees on which a director has served. Alarion Financial also expects its directors to attend its Annual Meeting of Shareholders. In 2009, all of the directors attended the Annual Meeting except Carol R. Bosshardt and Michael P. Hill.

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Avenue  —  Ocala, Florida 34470

COMMITTEES OF THE BOARD

Audit Committee

In accordance with its Charter, the Audit Committee reviews Alarion Financial’s and its subsidiary’s, Alarion Bank’s (“Bank”), auditing, accounting, financial reporting, and internal control functions. This Committee also recommends the independent auditing firm and reviews its services. The Audit Committee met eleven times in 2009, and all of the Committee members attended at least 75% of the Committee meetings. A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit A.

Report of the Audit Committee

The Board of Directors believes that all of the members of the Audit Committee are “independent directors” as defined under Rules 4200(a)(15) and 4350(d)(2)(A) of the Nasdaq Marketplace Rules, in that none of the committee members have any relationships or have served in any capacity that would impair their abilities to objectively and impartially execute their duties. The Audit Committee reviews the auditing, accounting, financial reporting, and internal control functions for both Alarion Financial and the Bank. The duties of the Audit Committee are primarily focused on three areas:

•	The adequacy of internal controls and financial reporting process and the reliability of Alarion Financial’s and the Bank’s financial statements;

•	The performance of Alarion Financial’s and the Bank’s internal auditors and the independence and performance of Alarion Financial’s and the Bank’s independent auditors; and

•	Ensuring Alarion Financial and the Bank are in compliance with applicable legal and regulatory requirements.

The Audit Committee also recommends to the Board the appointment of the independent auditing firm and reviews its performance, fees, and independence from management.

Members of the Audit Committee met with management periodically to consider the adequacy of Alarion Financial’s and the Bank’s internal controls and the objectivity of their financial reporting. These matters were discussed with Alarion Financial’s and the Bank’s independent auditors and with management. The independent auditors have unrestricted access to the Audit Committee, and vice versa.

The Board of Directors has determined that none of the members of the Audit Committee has a relationship to Alarion Financial or the Bank that may interfere with each member’s independence from Alarion Financial and the Bank and its management.

The Board of Directors has determined that Director Job E. White, a Certified Public Accountant, has the requisite financial expertise to qualify as an “audit committee financial expert” as defined by rules and regulations of the Securities and Exchange Commission. Mr. White is independent from management, and the Board has designated Mr. White to hold that

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Avenue  —  Ocala, Florida 34470

position on the Audit Committee. The Board also believes that all of the Audit Committee members have a level of financial literacy and familiarity with banking operations sufficient to provide strong financial guidance.

Management has primary responsibility for Alarion Financial’s and the Bank’s financial statements and the overall reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations, and cash flows of Alarion Financial and the Bank in conformity with accounting principles generally accepted in the United States of America. The independent auditors are given the opportunity to discuss any issues they believe should be brought to the Audit Committee’s attention. The Audit Committee monitors these processes, relying without independent verification, on the information provided and on the representations made by management and the independent auditors.

This year, the Audit Committee reviewed the unaudited Form 10-Qs and audited financial statements as of, and for, the fiscal year ended December 31, 2009. The Audit Committee met with both management and the independent auditors of Alarion Financial and the Bank to discuss those filings and financial statements. Management has represented to the Audit Committee that the quarter ended filings and financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee has received from and discussed with Hacker, Johnson & Smith, P.A. the written disclosure and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. These items relate to the auditing firm’s independence from Alarion Financial and the Bank. The Audit Committee also discussed with Hacker, Johnson & Smith, P.A. any matters required to be discussed by the Statement on Auditing Standards No. 61. (Communication with Audit Committees).

Based on these reviews and discussions, the members of the 2009 Audit Committee recommended to the Board that the audited financial statements of Alarion Financial and the Bank be included in Alarion Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Respectfully submitted,

Job E. White, Chairman
Spencer Barrett
Gloria W. Fletcher
Thomas W. Williams, Jr.

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Avenue  —  Ocala, Florida 34470

Compensation Committee

The Compensation Committee for Alarion Financial and the Bank is comprised of Carol R. Bosshardt, Michael P. Hill, Ignacio L. Leon, and Job E. White. In accordance with its Charter, the Compensation Committee serves with regard to compensation and personnel policies, programs and plans, including management development and succession, and to approve employee compensation and benefit programs. The Compensation Committee met eight times in 2009 and all of the Committee’s members are considered independent under Nasdaq Marketplace Rule 4200(a)(15). Alarion Financial does not currently compensate, other than through stock option grants and compensation received from the Bank, any of its officers and it has no other employees.

Director Nominations

The Board of Directors of Alarion Financial does not have a standing Nominating Committee. The Board of Directors as a whole (excluding Jon M. Kurtz, who is non-independent) performs the functions of a Nominating Committee for purposes of the annual selection of nominees for the election of directors. The Board does not believe a Nominating Committee is necessary because the Board as a whole, considers its nominees, is very familiar with the community, and is knowledgeable regarding the selection of directors from within the Ocala and Gainesville communities. In addition, eight of its nine members are considered “independent directors” under Nasdaq Marketplace Rule 4200(a)(15). The Board does not have a Nominating Committee Charter or other written guidelines for its nominating process, and does not have a specific policy on the diversity of the directors in the identification of director nominees. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited such recommendations, nor has it to date established any director nominee criteria or shareholder nominee procedures.

The Board annually reviews the composition of the Board, as a whole, to consider if there is an appropriate balance of knowledge, experience, skills, expertise, and diversity in the Board, and whether there is at least a minimum number of independent directors as required by applicable rules and regulations. The Board considers if its composition accurately reflects Alarion Financial’s needs, and will, if necessary, propose the addition or resignation of members in order to obtain an appropriate balance and skill level.

Our directors are required to commit a requisite amount of time for preparation and attendance at regularly scheduled Board and Committee meetings, as well as be able to participate in other matters necessary to ensure Alarion Financial is appropriately governed. In evaluating our directors for nomination, the Board considers what is in the best interest of Alarion Financial and its shareholders, including such things as the knowledge, experience, integrity, and judgment of each individual; the past and/or potential contributions of each individual; an individual’s ability to devote sufficient time and effort to the duties required as Board member; independence and willingness to consider all strategic proposals; core competencies; or other technical experience. In addition, the directors are assessed on their integrity, judgment, knowledge, experience, skills, and expertise and their ability to oversee and direct the affairs of Alarion Financial.

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Avenue  —  Ocala, Florida 34470

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is presently comprised of nine members, each of whom has been nominated for re-election to a one-year term at this year’s Annual Meeting. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

The Board has determined that each of the continuing directors/director nominees brings a strong and unique background and diverse experience and skill sets, which gives the Board as a whole a competence and experience in a wide variety of areas, including executive bank management, bank board service, insurance brokerage, real estate investments and services, business administration, legal, veterinary medicine, education, property management, and real estate development.

The nine director nominees are: Spencer Barrett; Carol R. Bosshardt; Gloria W. Fletcher; Michael P. Hill; Jon M. Kurtz; Ignacio L. Leon; Loralee W. Miller; Job E. White; and Thomas W. Williams, Jr. All of the director nominees have indicated their willingness to stand for election and to serve if elected. Each Alarion Financial director also serves as a director of the Bank and, with the exception of Dr. Leon and Mr. Barrett, has served as a director of Alarion Financial since its incorporation. Should any of the director nominees become unable or unwilling to serve, proxies will be voted for the election of such other person(s) as the Board of Directors may choose to nominate.

As previously discussed in this Proxy Statement, the affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect each director, which means, if there are nine director Board positions and only nine directors stand for election, it only takes one vote in favor of a director for that director to be elected. Abstentions and withheld votes will have the same effect as votes against a director nominee.

The following sets forth the conclusions the Board has reached regarding each director nominee, and includes the names of the director nominees and a brief description of their principal occupations and business experience, and certain other information. Also included is information related to Alarion Financial’s non-director executive officer.

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Avenue  —  Ocala, Florida 34470

Director Nominees

Director Nominee	Age	Business Experience	Director Since

Spencer Barrett	58	Mr. Barrett has been the President of S. Barrett & Sons, Inc., an insurance brokerage firm, located in Ocala, Florida since 1984. Mr. Barrett is also the President of Penguin Commercial, Inc., which specializes in real estate investments. He is licensed as a stock broker, and also has a license to sell insurance. He also received a Certified Life Underwriter designation from the American College, Bryn Mawr, Pennsylvania in 1979. The Board has determined that Mr. Barrett’s experience in insurance and real estate investments in our market area, as well as his five years of experience as a director on our Board, gives him the relevant experience and qualifications to serve on our Board.	2005

Carol R. Bosshardt	63	Ms. Bosshardt has been the Chief Executive Officer of Bosshardt Realty Services in Gainesville, Florida since 1987. She was a director of Millennium Bank in Gainesville, from 1998 to 2004. Ms. Bosshardt earned a Bachelor of Arts degree in social work from the University of Wisconsin in 1969 and her Master’s in Business Administration from the University of Florida in July 2005. She is a long-standing member of the Gainesville community. The Board has concluded that Ms. Bosshardt’s prior and current bank director experience, as well as her business acumen, gives her the requisite experience and background that are beneficial to her service as a director of Alarion Financial.	2005

Gloria W. Fletcher	61	Ms. Fletcher has been a practicing attorney since 1986. She currently practices criminal defense and children’s rights law with the firm of Gloria W. Fletcher, P.A. in Gainesville, Florida. Ms. Fletcher graduated with her Juris Doctorate from the University of Florida, College of Law in 1985. She has, since 2003, been the Secretary and Treasurer for Legacy Realty & Property, LLC and Legacy Property Development, both in Gainesville, Florida. The Board has determined that Ms. Fletcher’s legal background and experience in real estate and property development, as well as her five years of experience on our Board, gives her the requisite knowledge and experience to be an integral member of Alarion Financial’s Board.	2005

Michael P. Hill	62	For the past 19 years Mr. Hill, has been Administrative Director of the Robert Boissoneault Oncology Institute, a five office medical practice located in three counties in Central Florida. Mr. Hill also served for 14 years as a senior officer and Secretary to the Board of Directors at Mid State Federal Savings and Loan (now Regions Bank) in Ocala, Florida. He is a past President of the Economic Development Council, as well as a past President of the Public Education Foundation of Marion County. Mr. Hill graduated from the University of Florida in 1969 with a degree in Business Administration. He is a Vietnam-era veteran and has lived in Ocala, Florida for more than 30 years. The Board has concluded that Mr. Hill’s prior banking experience and business acumen, as well as his service in the Ocala community and on our Board, gives him the background and experience to be an essential member on our Board.	2005

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

Director Nominee	Age	Business Experience	Director Since

Jon M. Kurtz	60	Mr. Kurtz is the Chief Executive Officer and President of Alarion Financial and the Bank. He was formerly an Executive Vice President of SunTrust Bank, North Central Florida, in Ocala, Florida. Mr. Kurtz worked for SunTrust from 1992 until March of 2004, when he began to organize the Bank. Prior to 1992, he was Chief Credit Officer at California Federal Bank in Ft. Lauderdale, Florida from 1990 to 1992. His other prior banking experience includes holding senior management positions with Florida National Banks, Guaranty National Bank of Tallahassee, and SunTrust Bank. Mr. Kurtz earned a Bachelor of Science degree from Babson College in 1970 and a Master’s in Business Administration from the University of South Florida in 1975. Mr. Kurtz’s extensive banking experience and service at Alarion Financial and the Bank has led the Board to conclude that he possesses the appropriate background and experience to be an influential member of our Board.	2005

Ignacio L. Leon	57	Since 1986, Dr. Leon has been the Manager of Haras Santa Maria de Araras, S.A., a thoroughbred breeding and training facility in Ocala, Florida. He holds a veterinary medicine degree from Facultad de Ciencias Veterinarias, Universidad de Buenos Aires in Argentina. The Board has determined that Dr. Leon’s management experience and knowledge of the Bank’s customers in the Ocala area, as well as his five years of experience on Alarion Financial’s Board, give him the background and diversity that are beneficial for service on our Board.	2005

Loralee W. Miller	61	Ms. Miller is the Chairman of the Board of Alarion Financial. She has been a resident of the Gainesville area since 1982. She received a Baccalaureate degree in education from Georgia State University in 1971 and a Masters Degree in education from the University of Central Florida in 1979. Ms. Miller earned her Masters while serving on the professional staff of the First Baptist Church of Winter Park, Florida, and as Director and Headmaster of its Learning Tree Preschool, also in Winter Park. From April 1998 through February 2004, Ms. Miller was an organizer and a director of Millennium Bank in Gainesville, Florida. During that period, she also served on the Executive Committee, Loan Committee, and as Chairperson of the Marketing Committee. Her other experience includes the management of family-owned commercial, residential, and agricultural real estate businesses, and serving as President of Lake Area Development Company, a privately held local company. She is also a realtor and an independent contractor with Bosshardt Realty Services, Inc. in Gainesville, Florida. Ms. Miller’s community activities include memberships in the Women’s Council of Realtors, and Council for Economic Outreach. She has also previously served several terms as a member of the Board of Directors of Oak Hall School. The Board has determined that Ms. Miller’s prior bank board experience, her business management experience, real estate background, community service, as well as	2005

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

Director Nominee	Age	Business Experience	Director Since

		her five years experience on our Board, gives her the requisite experience and background that are beneficial to her service as a director of Alarion Financial.

Job E. White	54	Mr. White is a graduate from the University of Florida and is a lifelong resident of Gainesville, Florida. He is a partner in the firm of Reddish and White, CPA, and is a partner in Suite USA, Inc., a company that manages Campus Lodge Apartments throughout the United States. He is a past President of the Chamber of Commerce and the Kiwanis Club in Bradford County. Mr. White is also a past President of the Economic Growth and Development in Bradford County. The Board has concluded that Mr. White’s accounting and real estate management experience, as well as his five years of service on our Board, makes him an integral member of Alarion Financial’s Board.	2005

Thomas W. Williams, Jr.	59	Mr. Williams is a real estate developer and builder in the greater Alachua County, Florida area. He is also a real estate broker, licensed in both Florida and Georgia and is also involved in tree farming. Mr. Williams graduated from the University of Georgia in 1972 with a degree in Agriculture. Mr. Williams’ real estate and building experience, in the Alachua County market area, coupled with his five years of service on Alarion Financial’s Board, has led our Board to conclude that Mr. Williams has the requisite experience and background that are beneficial to his service as a director of Alarion Financial.	2005

Non-Director Executive Officer

Executive Officer	Age	Business Experience

Matthew Ivers	45	Mr. Ivers has been the Chief Financial Officer for Alarion Financial and the Bank since 2007. Prior to that time, Mr. Ivers served as Controller of North Georgia National Bank, in Calhoun, Georgia in 2006 and 2007. Mr. Ivers’s other financial institution experience includes serving as the Controller of Vision Bank in Panama City, Florida from 2003 to 2006, and as the Finance Manager of Peoples First Community Bank in Panama City, Florida from 1997 to 2003. He received a Bachelor of Science and Arts from the University of West Florida in 1996.

The Board of Directors Recommends that the Shareholders

Vote “For” the Election of the Nine Director Nominees.

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

BENEFICIAL STOCK OWNERSHIP OF

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding our directors’ and executive officers’ current beneficial ownership of Alarion Financial common stock as of the record date. To the best of our knowledge there are no shareholders who are beneficial owners of more than 5% of our common stock.

Name	Number of Shares(1)		Right to Acquire	% of Beneficial Ownership(5)

Spencer Barrett	24,445		5,920	1.14
Carol R. Bosshardt	74,525	(2)	23,682	3.67
Gloria W. Fletcher	62,500		19,011	3.05
Michael P. Hill	20,100		15,287	1.33
Matthew Ivers	1,000		6,666	0.29
Jon M. Kurtz	38,800	(3)	55,000	3.46
Ignacio L. Leon	21,195		6,510	1.04
Loralee W. Miller	92,986		1,490	3.56
Job E. White	58,572	(4)	17,993	2.87
Thomas W. Williams, Jr.	60,000		18,443	2.94

Total (10 people)	454,123		170,002	22.11%

(1)	Includes shares for which the named person:

•	Has sole voting and investment power;

•	Has shared voting and investment power; or

•	Holds in an IRA or other retirement plan.

(2)	Includes 1,250 shares owned by a related business of Ms. Bosshardt.
(3)	Includes 2,400 shares owned by a related business of Mr. Kurtz.
(4)	Includes 750 shares owned by a related business of Mr. White.
(5)	Based on 2,653,208 shares outstanding and only the listed beneficial owner exercising his or her options. Shares are deemed to be “beneficially owned” if a person has sole or shared power to vote or to direct the voting of shares or the power to dispose, or to direct the disposition of shares, or if a person has the right to acquire such power within the next 60 days.

EXECUTIVE COMPENSATION

We have designed our executive compensation program so that we may be able to attract and retain qualified management, meet our short-term financial goals, and enhance long-term shareholder value.

Alarion Financial presently has no salaried employees. The Bank strives to pay each executive officer of the Bank a base salary that would be comparable with that which would typically be paid to an equally qualified executive officer holding a similar position in our market area. Our Board of Directors determines the levels of base salary and any incentive bonuses for the Chief Executive Officer and President, and the other executive officers of the Bank, based upon competitive norms, derived from surveys published by several independent banking institutes and private companies specializing in analysis of financial institutions. Such

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

surveys provide information regarding compensation of financial institution officers and employees based on the size and geographic location of the financial institution and serve as a benchmark for determining executive salaries. Actual salary increases and discretionary bonus awards are based upon our Board of Directors’ evaluation of the Bank’s performance, the officer’s responsibilities, and individual performance standards.

Board Committee Interlocks and Insider Participation in Compensation Decisions

Jon M. Kurtz, Alarion Financial’s and the Bank’s Chief Executive Officer and President, also serves as a member of both Boards of Directors. Mr. Kurtz participated in the Board’s deliberations regarding executive compensation, but did not participate in any deliberations regarding his own compensation.

Summary Compensation Table

The Summary Compensation Table below sets forth certain compensation information regarding our Chief Executive Officer and President, our Chief Financial Officer, the Bank’s Alachua County President, and the Bank’s Executive Vice President and Senior Lender. No other executive officer received compensation at a level required to be reported herein by Securities and Exchange Commission regulations.

2009 Summary Compensation Table

Name and Principal Position	Year		Salary	Bonus	Option Awards	All Other Compensation	Total

Jon M. Kurtz Alarion Financial and Bank CEO/President	2009		$190,128	$—	$—	$22,831	$212,959	(1)
	2008		$176,800	$13,260	$—	$26,867	$216,927	(1)
	2007		$170,000	$20,000	$29,975	$23,356	$243,331	(1)

Matthew Ivers Alarion Financial and Bank CFO	2009		$107,216	$1,250	$3,634	$9,900	$122,000	(1)
	2008		$100,000	$7,500	$—	$9,051	$116,551	(1)
	2007	(2)	$69,375	$5,000	$10,900	$7,616	$92,891	(1)

Robert L. Page Alachua County Bank President	2009		$135,200	$1,500	$4,515	$19,253	$160,468	(1)
	2008		$135,200	$10,140	$10,100	$19,161	$174,601	(1)
	2007		$130,000	$14,787	$10,900	$17,964	$173,651	(1)

Walter Czuryla Bank EVP and Senior Lender	2009		$135,200	$1,500	$4,515	$16,515	$157,730	(1)
	2008		$135,200	$10,140	$10,100	$15,900	$171,340	(1)
	2007		$130,000	$15,337	$10,900	$14,929	$171,166	(1)

(1)	Includes country club dues, health and dental insurance, and 401(k) Plan contributions.
(2)	Mr. Ivers joined Alarion Financial and the Bank on April 2, 2007; therefore, the compensation reported for 2007 is only for that portion of the year.

Outstanding Equity Awards at 2009 Fiscal Year-End

The following table provides information as of December 31, 2009, regarding the Alarion Financial stock options that have been awarded to the named executive officers under the 2005 Stock Plan, which is further described herein. The information listed in the following table pertains to those stock options or portions thereof which have not yet been exercised and are currently outstanding.

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

2009 Outstanding Equity Awards at Fiscal Year-End Table

Option Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	Value of Unexercised In the Money Options at December 31, 2009
Name	Exercisable	Unexercisable			Exercisable	Unexercisable

Jon M. Kurtz Alarion Financial & Bank President/CEO	31,250 13,750 10,000	0 0 0	10.00 10.50 10.00	12/14/2015 08/07/2017 11/19/2018	— — —	N/A N/A —

Matthew Ivers Alarion Financial & Bank CFO	5,000 834	0 1,666	10.50 10.00	08/07/2017 02/05/2019	— —	— —

Robert L. Page Alachua County President	17,000 5,000 3,333 1,166	0 0 1,667 2,334	10.00 10.50 10.00 10.00	12/14/2015 08/07/2017 01/15/2018 02/05/2019	— — — —	— — — —

Walter Czuryla Bank EVP and Senior Lender	12,000 5,000 3,333 1,166	0 0 1,667 2,334	10.00 10.50 10.00 10.00	12/14/2015 08/07/2017 01/15/2018 02/05/2019	— — — —	— — — —

2005 STOCK PLAN SUMMARY

Grants

The 2005 Stock Plan, which was approved by our shareholders, provides for grants of options to purchase common stock, restricted shares of common stock (which may be subject to both grant and forfeiture conditions) (“Restricted Stock”), Restricted Stock Units which are contractual rights to receive shares of Restricted Stock at a future date or upon the occurrence of a future event, and grants of stock appreciation rights (entitling the grantee to receive the difference in value between the underlying common stock on the date of exercise and the value of such stock on the date of grant) (“SARs”), which may be either freestanding or granted in tandem with an option. Options to purchase common stock may be either incentive stock options (“ISOs”), which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options which are not intended to satisfy the requirements of Section 422 of the Code (“NQOs”).

Securities to be Offered

Initially, 225,000 shares of common stock were reserved for issuance under the 2005 Stock Plan, which represented 15% of Alarion Financial’s outstanding stock. When new shares of common stock are issued by Alarion Financial, additional shares are reserved to represent

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One Northeast First Street  —  Ocala, Florida 34470

15% of the outstanding stock, up to a maximum of 450,000 shares. Therefore, as options are exercised or new stock is issued, additional shares can be reserved. At no time will the number of shares reserved exceed 15% of our outstanding stock. Any shares subject to an option that remain unissued after the cancellation, expiration, or exchange of an option and any shares of Restricted Stock which are forfeited will again become available for use under the 2005 Stock Plan. Any shares that are surrendered for cash or common stock, or a combination thereof, and any shares of common stock used to satisfy a withholding obligation, shall not again become available for use under the 2005 Stock Plan.

Stock Options Granted and Outstanding in 2009

The following table sets forth information about the number of shares reserved for issuance under our 2005 Stock Plan.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance

Stock option plans approved by security holders	276,069	$10.13	98,396

Equity compensation plans not approved by security holders	0	N/A	0

Total	276,069	$10.13	98,396

Administration of Plan

The 2005 Stock Plan is administered by a Committee of the Board of Directors, which has the sole authority to grant options, SARs, Restricted Stock, and Restricted Stock Units. The Committee must consist of at least two directors, each of whom is a disinterested person under Rule 16b-3 under the Securities Exchange Act of 1934 and each of whom shall be or shall be treated as an “outside director” for purposes of Section 162(m) of the Code. The Board has authorized the Committee to interpret the 2005 Stock Plan and to determine the employees and directors to receive grants, the number of shares to be granted, the terms of option grants and restrictions on shares, the provisions of the respective stock option, Restricted Stock, and SAR agreements (which need not be identical), and to take such other action in the administration and operation of the 2005 Stock Plan as the Committee deems equitable under the circumstances. The Board of Directors, however, has reserved to itself the right to amend or terminate the 2005 Stock Plan. No amendment, however, may be effected without approval of the shareholders to the extent such approval is required under applicable law, Code Section 422, Rule 16b-3 or any applicable stock exchange rule. Furthermore, in no case can stock options be re-priced either by cancellation and re-grant or by lowering the exercise price of a previously granted award.

Eligibility

The Compensation Committee selects employees and directors to participate in the 2005 Stock Plan. Eligible employees include any employee of either Alarion Financial or the Bank

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whose performance is, in the judgment of the Committee, directly or indirectly, material to the success of Alarion Financial or the Bank, and who is not a 10% shareholder. Employees are eligible for the grant of ISOs, NQOs, Restricted Stock, and SARs. Non-employee directors are only eligible for the grant of NQOs, SARs, and Restricted Stock.

Terms of Options

The 2005 Stock Plan authorizes the grant of ISOs or NQOs, both of which are exercisable for shares of common stock. All option grants to non-employee directors must be NQOs. Options may be granted for any reason the Compensation Committee deems appropriate under the circumstances. The price at which an option may be exercised for a share of common stock may not be less than the fair market value of a share of common stock on the date the option is granted. The “fair market value” means the closing price per share as reported in a financial periodical on the date the option is granted, or if no such closing price is available on such day, the closing price for the immediately preceding business day, or if no such prices are reported, a price determined by the Committee acting in good faith; provided, however, the fair market value can never be less than the book value of a share.

The period during which a stock option may be exercised shall be determined by the Compensation Committee at the time of option grant and may not extend more than 10 years from the date of grant. An option or portion thereof that is not exercised before expiration of the applicable option period shall terminate. An option agreement may provide for the exercise of an option within 90 days after the employment of an employee or the status of an individual as a director has terminated for any reason, except that the period may be extended to one year in the case of death or disability. The 2005 Stock Plan shall expire, and no further grants shall be made, 10 years after its approval by the shareholders.

The aggregate fair market value of ISOs granted to an employee under the 2005 Stock Plan, which first becomes exercisable in any calendar year, may not exceed $100,000.

Stock Appreciation Rights

Under the 2005 Stock Plan, stock appreciation rights may be granted as part of a stock option (a “Related Option”) with respect to all or a portion of the shares of common stock subject to the Related Option (a “Tandem SAR”) or may be granted separately (a “Freestanding SAR”). Tandem SARs and Freestanding SARs are collectively referred to as “SARs.” The share value of a Freestanding SAR shall be set forth in the related SAR agreement, and may not be less than the fair market value of a share of common stock on the date of grant of the SAR. The share value of a Tandem SAR shall be determined by the exercise price of the Related Option, which also may not be less than the fair market value of a share of common stock on the date of grant. The grant of SARs may be subject to such other terms as the Committee deems appropriate.

When a Freestanding SAR is exercised, the employee receives a payment determined by calculating the difference between the share value at grant as set forth in the SAR agreement and the fair market value of a share of common stock on the date of exercise. On the exercise of a Tandem SAR for a number of shares, the Related Option is deemed to be surrendered to the extent of the same number of shares and the payment is based on the increase in fair market

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

value of common stock on the exercise date over the value stated in the option agreement. Payment may be made in cash or stock, or a combination of cash and stock. The form and timing of payments shall be determined by the Compensation Committee. As of December 31, 2009, no SARs had been granted by Alarion Financial.

Restricted Stock

Shares of Restricted Stock may be granted to employees and directors and may be subject to one or more contractual restrictions as established by the Compensation Committee at the time of grant and as set forth in the related Restricted Stock agreement. The agreement will set forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the employee’s or director’s interest in the Restricted Stock will be forfeited. As soon as practicable after a grant has become effective, the shares will be registered to or for the benefit of the employee or director. The Restricted Stock agreement will state whether the employee or director has the right to receive any cash dividends paid with respect to the shares of Restricted Stock. If the employee or director has no right to receive cash dividends, the agreement may give the employee or director the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Dividends declared on the shares of Restricted Stock after grant, but before the shares are forfeited or become non-forfeitable, are treated as part of the grant of the related Restricted Stock. An employee or director has the right to vote the shares of Restricted Stock after grant until they are forfeited.

Shares of Restricted Stock may vest in installments or in total upon satisfaction of the stipulated conditions. If the restrictions are not satisfied, the shares are forfeited and again become available under the 2005 Stock Plan. To enforce the restrictions, all shares of Restricted Stock will be held by Alarion Financial until the restrictions are satisfied. The exercise or surrender of any option granted under the 2005 Stock Plan and the acceptance of a Restricted Stock grant shall constitute an employee’s or director’s full and complete consent to whatever actions the Compensation Committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Compensation Committee in its discretion deems applicable to such exercise or surrender of such Restricted Stock. The Compensation Committee also can provide that an employee or director may elect to satisfy federal and state tax withholding requirements through a reduction in the number of shares of common stock actually transferred to the employee or director under the 2005 Stock Plan. Any such election and any such reduction shall satisfy the conditions to the exemption under Rule 16b-3. Grants of Restricted Stock will be effective for periods as determined by the Committee; provided, however no Restricted Stock may be granted after the earlier of the tenth anniversary of the 2005 Stock Plan being approved by the shareholders or the date on which all shares of common stock reserved under the 2005 Stock Plan have been issued, or are unavailable for use under the 2005 Stock Plan, in which event the 2005 Stock Plan also shall terminate on such date.

In the case of Restricted Stock grants, which vest only on the satisfaction of performance objectives, the Compensation Committee shall determine the performance objectives to be used in connection with Restricted Stock awards and shall determine the extent to which such objectives have been met. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such performance factors and criteria as

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

the Compensation Committee, in its sole discretion, shall select among one or more of the following: stock price; earnings per share; return on equity; return on capital; net income; return on assets; or total return to shareholders. As of December 31, 2009, no restricted stock had been granted by Alarion Financial.

CAPITAL PURCHASE PROGRAM

On February 17, 2009, President Barack Obama signed into law the American Recovery and Reinvestment Act of 2009 (“ARRA”). ARRA significantly amended the executive compensation initiations of Emergency Economic Stabilization Act of 2008 (“EESA”). ARRA has considerable implications on the compensation arrangements of institutions, such as Alarion Financial, that accepted government funds under the United States Department of the Treasury’s (“Treasury”) Capital Purchase Program (“CPP”). ARRA directs the Treasury to establish standards and rules on executive compensation practices of CPP recipients. On June 15, 2009, the Treasury issued an Interim Final Rule on Executive Compensation (“Final Rule”), which sets forth certain standards and limits our compensation practices, including:

•

limits on compensation that exclude incentives for senior executive officers (“SEOs”), which would include Chief Executive Officer and President Kurtz, Chief Financial Officer Ivers, and the next three most highly compensated employees) to take unnecessary and excessive risks that threaten the value of Alarion Financial;

•

provision for the recovery or “clawback” of any bonus, retention award, or incentive compensation paid to a SEO or the next twenty most highly compensated employees based on materially inaccurate statements of earnings, revenues, gains, or other criteria;

•	prohibition on making any golden parachute payment to a SEO or any of the next five most highly compensated employees;

•

prohibition on the payment or accrual of bonus, retention award, or incentive compensation of certain highly compensated employees, subject to certain exceptions for payments made in the form of restricted stock;

•	prohibition on employee compensation plans that would encourage manipulation of earnings reported by Alarion Financial to enhance any employee’s compensation;

•	having our Compensation Committee comprised of independent directors that meet at least semi-annually to review employee compensation plans and the risks posed by these plans to Alarion Financial;

•	adoption of an excessive or luxury expenditures policy;

•	disclosure of perquisites offered to SEOs and certain other highly compensated employees;

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

•	disclosures related to compensation consultant engagement;

•	prohibition on tax gross-ups to SEOs and certain highly compensated employees;

•	compliance with federal securities rules and regulations regarding the submission of a non-binding resolution on SEO compensation to shareholders (say on pay); and

•	establishment of the Office of the Special Master for TARP Executive Compensation (“Special Master”) to address the application of these rules to TARP participants and their employees.

Restriction on Bonuses

The amount of financial assistance that a TARP participant received is the determining factor in the number of employees that are subject to the restriction on the payment or accrual of bonuses, retention awards, and other incentive compensation to SEOs. For Alarion Financial, which received less than $25,000,000, this prohibition applies to only Chief Executive Officer and President Kurtz, as our most highly compensated employee. Stock options are specifically included in the definition of an incentive plan, and are therefore subject to the bonus restrictions and may not be granted to Chief Executive Officer and President Kurtz.

An exception from such restriction is for restricted stock or restricted stock units, so long as the stock or stock units do not fully vest until the TARP assistance has been repaid, and so that they do not have a value that is greater than one-third of the total amount of annual compensation. The restricted stock may not become transferrable earlier than 25% of the shares at the time 25% of the aggregate TARP assistance is repaid to the government and in additional 25% tranches when each additional 25% of assistance is repaid. In addition, employees must forfeit restricted stock or units if the employee does not continue to perform substantial services for at least two years from the date of grant, other than on account of death, disability, or a change of control.

In addition, such restrictions do not apply to bonus payments that are required to be paid under written employment contracts that have been executed on or prior to February 11, 2009. Provided, however, an employee must have had the legal right to the bonus as of February 11, 2009 and not just be a participant in a plan or agreement that will provide a bonus at a future date.

Whether an employee has accrued bonus, retention award, or other incentive compensation is determined based on the specific facts and circumstances. However, a participant may not merely circumvent the application of the bonus restrictions by delaying bonus payments until after the employee is no longer subject to the prohibition or granting retroactive service credits after the employee is no longer subject to the bonus restrictions.

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

Perquisites

Furthermore, the Final Rule requires that we disclose to the Treasury and our primary federal regulator annually, within 120 days of the end of the fiscal year, any perquisites whose total value exceeds $25,000 for any employee who is subject to the limitations on bonus payments. The amount and nature of the perquisite, along with justification for the perquisite must be disclosed.

Clawback of Bonuses, Retention Awards, and Other Incentive Compensation

The Final Rule also provides that bonuses, retention awards, and other incentive compensation made to Alarion Financial’s SEOs and the next twenty most highly compensated employees during the TARP period must be subject to a recovery or clawback if such payment was based upon materially inaccurate financial statements or any other materially inaccurate performance metric criteria. This clawback provision is more extensive than the one contained under Section 304 of the Sarbanes-Oxley Act in that it applies to a broader group of employees, applies to retention awards, is not exclusively triggered by an accounting restatement, does not limit the recovery period, and includes material inaccuracies beyond financial reporting (such as performance metrics).

Prohibition on Golden Parachute Payments

Golden parachute payments are prohibited for SEOs and any of the next five most highly compensated employees during the TARP period. A golden parachute payment:

•	Is any payment: (i) for the departure from employment for any reason; or (ii) due to a change in control;

•	Includes acceleration of vesting due the departure or the change in control;

•	Is treated as paid at the time of departure or change in control and thus may include a right to amounts actually payable after the TARP period;

•

Excludes payments for services performed or benefits accrued (payments that would have to be paid whether or not the employee departs or a change in control occurs, or if the payment is due upon departure, regardless of whether the departure is voluntary or involuntary);

•

Excludes payments from benefit plans and deferred compensation plans if: (i) the plan was in effect at least one year prior to the employee’s departure; (ii) the payment is made pursuant to the plan and in accordance with the terms of the plan as in effect no later than one year before departure; (iii) the employee has a vested right to the payments at the time of the departure or change in control; (iv) benefits under the plan are accrued each period only for current or prior service; (v) any payments are not based on discretionary acceleration of vesting or accrual of benefits that occurs at any time later than one year before the departure or change in control; and (vi) with respect to deferred compensation plans, Alarion Financial has previously recognized compensation expense and accrued liability for the benefit payments in accordance with GAAP;

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

•	Excludes payments from pension or qualified retirement plans;

•	Excludes payments made for a departure on account of the employee’s death or disability; and

•	Excludes severance or similar payments required to be made pursuant to a state statute or foreign law that is applicable to all employers within the appropriate jurisdiction.

Excessive or Luxury Expenditures Policy

The Final Rule requires Alarion Financial’s Board to adopt an excessive or luxury expenditures policy, which must be filed with the Treasury and posted on our website. The purpose of this policy is to ensure there is an appropriate review and approval of potentially excessive and luxury expenditures. The provisions of our policy include:

•	Identification of types and categories of expenses prohibited or requiring prior approval;

•	The adoption of approval procedures for those expenses requiring prior approval;

•	A mandate that the Principal Executive Officer and Principal Financial Officer provide a certification for the prior approval of any expenditures requiring the prior approval;

•	Providing for a prompt internal reporting of any violation of the policy; and

•	Accountability for adherence to the policy.

Compensation Consultant

The Final Rule provides that Alarion Financial must disclose to the Treasury and our primary federal regulator annually whether or not it or its Board or Compensation Committee has engaged a compensation consultant and provide a description of all types of services that such compensation consultant has provided during the past three years. We have elected not to retain the services of a compensation consultant. We did, however, rely on legal advice provided by our attorneys.

Compensation Committee

The Final Rule provides that TARP recipients must establish a compensation committee consisting of independent directors within the later of 90 days following the closing date of the TARP agreement or September 14, 2009. Alarion Financial had already established its Compensation Committee prior to our participation in TARP. Our Compensation Committee

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

must discuss, evaluate, and review at least once every six months the SEO and employee compensation plans and the risks posed by these plans to Alarion Financial, to ensure that the compensation plans do not encourage SEOs to take unnecessary and excessive risks that may threaten the value of Alarion Financial. The Compensation Committee must also discuss, evaluate, and review at least every six months the employee compensation plans in light of the risks posed to Alarion Financial by such plans and how to best limit such risks. Every six months the Compensation Committee must also discuss, evaluate, and review the executive compensation plans to ensure that the plans do not encourage the manipulation of reported earnings in order to enhance the compensation of any of our employees. The Compensation Committee met eight times in 2009 to comply with the requirements of the Final Rule.

At least once per fiscal year, the Compensation Committee must provide a narrative description that:

•

Identifies each SEO compensation plan and explains how the SEO compensation plans do not encourage the SEOs to take unnecessary and excessive risks that threaten the value of the company, including how the SEO compensation plans do not encourage behavior focused on short term results rather than on long term value creation;

•

Identifies each employee compensation plan and the risks posed by employee compensation plans and explains how these risks were limited, including how these plans do not encourage behavior focused on short term results rather than on long term value creation; and

•	Explains how the company has ensured that the employee compensation plans do not encourage manipulation of earnings to enhance the compensation of any employee.

Alarion Financial will provide a narrative disclosure and the applicable certifications to our primary federal regulatory and to the Treasury within 120 days of the end of the fiscal year.

Tax Gross Ups

The Final Rules prohibits Alarion Financial from providing tax gross ups or other reimbursements for the payments of taxes to any of the SEOs and the next twenty most highly compensated employees relating to severance payments, perquisites, or any other form of compensation.

Say on Pay Shareholder Resolution

Alarion Financial must comply with federal securities rules and regulations regarding a non-binding shareholder resolution on SEO compensation (“say on pay”). Any proxy, consent, or authorization for an annual or other shareholder meeting must permit a separate shareholder vote to approve the compensation of executives, including the compensation discussion and analysis, the compensation tables, and any related materials. Proposal 2 at this Annual Meeting, is being submitted to our shareholders in accordance with this requirement.

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

Acquisitions of TARP Participants

The Final Rule provides that when a TARP participant is acquired by a company that is not a TARP participant, the acquiring company does not become subject to the TARP restrictions as a result of the acquisition. In addition, employees of the targeted TARP participant who are subject to the executive compensation restrictions immediately prior to the acquisition will no longer be subject to such restrictions after the acquisition. However, if the primary purpose of the acquisition is to avoid or evade the TARP compensation restrictions, then the acquirer will be treated as a TARP participant.

Certifications of the Principal Executive Officer and Principal Financial Officer

The Final Rule requires that our Principal Executive Officer (Chief Executive Officer and President Kurtz) and Principal Financial Officer (Chief Financial Officer Ivers) provide certain certifications within 90 days of the completion of each fiscal year any part of which is a TARP period. Such certifications must verify that:

•

The Compensation Committee has met at least every six months during the prior fiscal year with the senior risk officer to discuss and evaluate SEO compensation plans and employee compensation plans and the risks these plans pose to Alarion Financial;

•

The Compensation Committee has identified and limited the features in the SEO compensation plans that could lead SEOs to take unnecessary or excessive risks that could threaten the value of Alarion Financial, has identified any features in the employee compensation plans that pose risks to Alarion Financial, and has limited those features to ensure Alarion Financial is not unnecessarily exposed to risks;

•

The Compensation Committee has reviewed at least every six months the terms of each employee compensation plan and identified and limited the features in the plan that could encourage the manipulation of reported earnings to enhance the compensation of any employee;

•	The Compensation Committee will certify to these reviews;

•

The Compensation Committee will provide a narrative description of how it limited the features in compensation plans that could lead executives to take unnecessary and excessive risks that could threaten the value of Alarion Financial, ensured that compensation plans did not unnecessarily expose Alarion Financial to risks or would otherwise encourage the manipulation of reported earnings;

•

All bonuses, retention awards, and incentive compensation of the SEOs and the next twenty most highly compensated employees are subject to a provision for recovery or “clawback” if the payments were based on materially inaccurate financial statements or any other materially inaccurate performance criteria;

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

•	Golden parachute payments to SEOs and the next five most highly compensated employees are prohibited;

•	The bonuses, retention awards, and incentive compensation paid to or accrued by employees to whom the bonus payment limitation is applicable have been limited as restricted;

•	Alarion Financial will permit a non-binding shareholder resolution on the SEO compensation disclosures provided under the federal securities laws;

•	An excessive and/or luxury expenditures policy has been adopted and implemented, and a copy has been provided to the Treasury;

•

Disclosure will be made of the amount, nature, and justification for the offering of any perquisites whose total value exceeds $25,000 for each of the employees subject to the bonus payment limitations;

•	Disclosure will be made regarding any engagement of a compensation consultant and any such services that were provided;

•	There have been no tax gross-ups on compensation to the SEOs and the next twenty most highly compensated employees;

•	Alarion Financial has substantially complied with any compensation requirements set forth in the agreement, as may be amended, with the Treasury;

•	Certain employees named in the certification are the SEOs and most highly compensated employees for the current fiscal year based on their compensation during the prior fiscal year; and

•	The officer certifying understands that a knowing and willful false or fraudulent statement made in connection with the certification may be punished by fine, imprisonment, or both.

Establishment of the Office of the Special Master for TARP Executive Compensation

Under the Final Rule a Special Master for TARP Executive Compensation has been established, whose duties and responsibilities are as follows:

•	Interpreting TARP and ARRA rules and regulations to determine how they apply to particular facts circumstances;

•

Reviewing bonuses, retention awards, and other compensation paid prior to February 17, 2009 to employees of entities receiving TARP assistance prior to such date to determine whether any such payments were inconsistent with the purposes of TARP;

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

•	Providing advisory opinions on compensation structures or compensation payments to employees of TARP participants; and

•	Approving compensation payments to, and the compensation structures for, certain employees of TARP recipients that are receiving exceptional financial assistance.

DIRECTOR COMPENSATION

In 2009, neither Alarion Financial nor the Bank paid any cash compensation to their directors. In addition, directors were not awarded stock options in 2009.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background of the Proposal

As earlier stated, ARRA requires financial institutions, such as Alarion Financial, which have accepted government funds under CPP to permit a separate and non-binding shareholder vote to endorse the compensation of such financial institution’s named executive officers. Alarion Financial is required to submit to our shareholders annually an advisory vote on our executive compensation arrangements as described herein.

Executive Compensation

The Board of Directors of Alarion Financial believes that Alarion Financial’s compensation policies and procedures, which are reviewed and approved by the Compensation Committee, encourage a culture of pay for performance and are strongly aligned with the long-term interests of shareholders. Like most companies in the financial services sector, the recent and ongoing financial downturn had a continued negative impact on Alarion Financial’s 2009 results of operations and on the price of our common stock. In Florida, this has been primarily driven by the significant deflation in real estate values. Consistent with the objective of aligning the compensation of the Alarion Financial’s named executive officers with the annual and long-term performance of Alarion Financial and the interests of our shareholders, these factors were also reflected in the compensation of Alarion Financial’s named executive officers for 2009, and in a number of executive compensation-related actions that have been taken by Alarion Financial and the Compensation Committee with respect to 2010.

As required by ARRA and the guidance provided by the SEC, the Board of Directors has authorized a shareholder vote on Alarion Financial’s executive compensation plans, programs, and arrangements as reflected in the disclosures regarding named executive officer compensation, as provided in the various tables included in this Proxy Statement, and the accompanying narrative disclosures, and the other compensation information provided in this

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our shareholders the opportunity to endorse or not endorse the executive pay program and policies through the following resolution:

“Resolved, that the shareholders of Alarion Financial Services, Inc. approve the overall executive compensation policies and procedures employed by the company, as described in the Proxy Statement for the 2010 Annual Meeting of Shareholders.”

Vote Required and Effect

Approval of Alarion Financial’s executive compensation policies and procedures requires that the number of votes cast in favor of the proposal exceed the number of votes cast against it. Abstentions and broker non-votes will not be counted as votes cast, and therefore will not affect the determination as to whether Alarion Financial’s executive compensation policies and procedures are approved. Because this shareholder vote is advisory, it will not be binding upon Alarion Financial, the Board of Directors, or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors Recommends that Shareholders Vote “For”

Approval of the Shareholder Resolution Concerning Executive Compensation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Alarion Financial does not make loans to its directors, executive officers, or employees. The Bank, however, does promote lending relationships with our directors, officers, and employees. Loans made to directors, executive officers, and principal shareholders, defined as individuals owning 10% or more of Alarion Financial’s common stock (collectively, “Affiliates”), are governed under the provisions of Section 22(h) of the Federal Reserve Act, which requires that any loans made to Affiliates, or to any related interest of an Affiliate, must: (i) be on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with non-affiliated parties; and (ii) not involve more than the normal risk of repayment or present other unfavorable features. There is, however, an exception for loans made to employees who are Affiliates that are made pursuant to a benefit or compensation package that is widely available to all Bank employees and does not give a preference to Affiliates. There is also an aggregate limit of $25,000, or 5% of the amount of the Bank’s unimpaired capital and unimpaired surplus on all loans to an individual Affiliate, unless the amount has been approved by the Board of Directors and the Affiliate has abstained from participating in the voting.

There is a further exception regarding loans to executive officers of the Bank. Executive officers are those people who participate, or who have authority to participate, in major policy making functions of the Bank, regardless of their title. The Bank may lend any otherwise permissible sum of money to an executive officer for: (i) financing the education of the officer’s

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

children; (ii) a first mortgage on the officer’s residence approved by the Board of Directors; or (iii) a loan secured by certain low-risk collateral. The Bank may also lend up to the higher of $25,000 or 2.5% of the Bank’s unimpaired capital and unimpaired surplus (but never more than $100,000) to an executive officer for any other purpose.

As of December 31, 2009, the Bank had an aggregate total of $11,497,482 outstanding in loans and other extensions of credit to Affiliates, representing 5% of the Bank’s total loans outstanding. All of the outstanding loans to directors and executive officers are performing pursuant to their terms.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors, and any person who beneficially owns more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms filed. Based solely on the review of copies of the filings we have received, or representations from such reporting persons, it is our belief that during 2009 all such filings by our officers and directors were made timely.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010

After receiving the recommendation of the Audit Committee, the Board of Directors has retained the accounting firm of Hacker, Johnson & Smith, P.A. (“Hacker, Johnson”), as the independent auditors for Alarion Financial and the Bank for the fiscal year ending December 31, 2010. A representative from Hacker, Johnson is expected to be present at the Annual Meeting to make a statement and to respond to any shareholder questions.

Audit Fees: The aggregate fees billed for professional services by Hacker, Johnson, in connection with the audit of the annual financial statements and the reviews of the financial statements included in Alarion Financial’s filings with the Securities and Exchange Commission for the fiscal year December 31, 2009 and December 31, 2008, were $38,000 and $37,000, respectively.

Audit-Related Fees: In 2009 and 2008, Hacker, Johnson did not bill Alarion Financial or the Bank for any other audit-related fees.

Tax Fees: Hacker, Johnson billed Alarion Financial $5,500 in 2009 and $5,000 in 2008 for tax compliance or advice.

All Other Fees: Excluding the fees described above, Hacker, Johnson did not bill Alarion Financial or the Bank in 2009 or 2008 for any other fees.

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

In all instances, Hacker, Johnson’s performance of these services was pre-approved by the Audit Committee after all relevant facts were disclosed and discussed.

In order to be adopted, this item must be approved by the holders of a majority of the outstanding shares of Alarion Financial’s common stock present or represented by proxy and entitled to vote at the Annual Meeting. If the shareholders do not vote in favor of the appointment of Hacker, Johnson, the Board of Directors will consider the selection of an alternative auditing firm that is qualified to practice before the Securities and Exchange Commission.

The Board of Directors Recommends that Shareholders Vote “For”

the Ratification of Hacker, Johnson & Smith, P.A., as the

Independent Auditors for the Fiscal Year Ending December 31, 2010.

PROPOSAL 4

ADJOURNMENT OF ANNUAL MEETING

The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are an insufficient number of votes to approve any one or more of Proposals 1, 2, or 3 at the Annual Meeting. In order to permit proxies that have been timely received by Alarion Financial to be voted for an adjournment, we are submitting this item as a separate matter for your consideration.

If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

The Board of Directors Recommends that Shareholders Vote “For”

the Approval of the Adjournment of the Annual Meeting.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for the 2011 Annual Meeting of Shareholders, a shareholder’s proposal to take action at such meeting must be received at Alarion Financial’s corporate headquarters at One Northeast First Avenue, Ocala, Florida 34470, on or before November 29, 2010. Proposals must comply with the Securities and Exchange Commission’s proxy rules as provided in 17 C.F.R. Section 240.14a-8 in order to be included in Alarion Financial’s proxy materials.

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Alarion Financial has no formal procedures to follow for shareholders to communicate with the Board of Directors. Should you wish to submit a written communication to the Board or to an individual director, you may mail or deliver such communication to Jon M. Kurtz, Chief Executive Officer and President, Alarion Financial Services, Inc., One Northeast First Avenue, Ocala, Florida 34470. All appropriate communications received from shareholders will be forwarded to the Board of Directors or any committee thereof, or any individual director, as appropriate. Should a shareholder wish to address the Board in person, the shareholder may submit such request to Mr. Kurtz. Depending on the matter the shareholder wishes to discuss with the Board and the Board’s availability, the Board will consider such a request in determining whether to invite the shareholder to address the Board.

SOLICITATION

The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by Alarion Financial. Proxies may be solicited by directors, officers, or our other employees, in person or by telephone, e-mail, or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

OTHER MATTERS WHICH MAY PROPERLY

COME BEFORE THE ANNUAL MEETING

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other additional matters should, however, properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted on such matters in accordance with the judgment of the person or persons designated to vote the proxies.

AVAILABILITY OF ADDITIONAL INFORMATION

Accompanying this Proxy Statement is Alarion Financial’s 2009 Annual Report, which includes our audited financial statements. Additional copies of Alarion Financial’s 2009 Annual Report on Form 10-K are available to shareholders at no charge. Any shareholder who would like an additional copy may contact Jon M. Kurtz, Chief Executive Officer and President, Alarion Financial Services, Inc., One Northeast First Avenue, Ocala, Florida 34470.

Alarion Financial currently files periodic reports (including Form 10-Ks, Form 10-Qs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by Alarion Financial and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements, and other information regarding registrants that file electronically with the Securities and Exchange Commission, including that of Alarion Financial. This information may be reviewed on the Securities and Exchange Commission’s website, which is www.sec.gov.

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

Under rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of printed proxy materials and by notifying you of the availability of our proxy materials on the internet. You may access the following information as of the date the proxy materials are first sent our shareholders at http://www.alarionproxy.com/, which does not have “cookies” that identify visitors to the site: Notice of 2010 Annual Meeting of Shareholders; Proxy Statement for 2010 Annual Meeting of Shareholders; and Annual Report on Form 10-K for the year ended December 31, 2009.

ALARION FINANCIAL SERVICES, INC.

March 29, 2010

ALARION FINANCIAL SERVICES, INC.  —  PROXY STATEMENT

One Northeast First Street  —  Ocala, Florida 34470

EXHIBIT A

ALARION FINANCIAL SERVICES, INC.

AUDIT COMMITTEE CHARTER

The Board of Directors of Alarion Financial Services, Inc. (“AFSI”) has established an Audit Committee (“Committee”) to act on behalf of, and with the concurrence of, the Board of Directors (“Board”) to assist the Board in fulfilling its oversight responsibilities as outlined under the Sarbanes-Oxley Act of 2002. The Committee’s primary duties and responsibilities include:

•	Monitoring the integrity of AFSI’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•

The appointment, compensation, retention, and oversight of AFSI’s independent auditors, taking into consideration the recommendations of management in such matters, as well as monitoring the independence of the independent auditors.

•	Providing an avenue for candid communications among the independent auditors, management, the Board, and legal counsel.

•	Serving as an oversight committee for the financial reporting of all subsidiaries of ASFI.

In discharging its duties, the Committee has the authority to conduct any investigation appropriate in fulfilling its responsibilities. The Committee has direct access to the independent auditors, as well as to anyone employed by AFSI or its subsidiaries, in that it may request any officer or employee of AFSI or any subsidiary to attend a meeting with the Committee or to meet with any members of, or consultants to the Committee. In addition, the Committee may retain the services of accountants, attorneys, or other expert advisors as it deems necessary in the performance of its duties, which costs for such services shall be borne by AFSI.

Audit Committee Composition:

The Committee shall meet the requirements of NASDAQ Rule 4350(d)(2). Under this rule, the Committee shall be comprised of no fewer than three directors as selected by the Board, each of whom shall be independent (as defined by the regulations of the National Association of Securities Dealers and the provisions of the Sarbanes-Oxley Act) directors, and free from any relationship that would interfere with the exercise of his or her independent judgment. In addition, no Committee member shall have participated in the preparation of the financial statements of AFSI or of any subsidiary of AFSI at any time during the past three years. Should any member cease to be an independent director, such director shall resign immediately from the Committee; except when determined by the Board that the director’s membership on the Committee is in the best interest of AFSI and such lack of independence is within the exception provided under NASDAQ Rule 4350(d)(2)(B) or any relevant exception under Federal securities laws.

The Committee members shall be appointed by the Board. In selecting the members of the Committee, the Board shall carefully evaluate the education and experience of the candidate, in accordance with the criteria set forth below:

•

The Committee must have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience, which makes a person sophisticated in financial management and qualifies such person to be designated as a “financial expert.”

•	In addition, all members should be financially literate and have a sufficient understanding of financial reporting and systems of internal controls to properly exercise oversight of these matters.

•	Members must be able to devote significant commitments of time in the preparation for and participation in the Committee meetings.

If a Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

Audit Committee Meetings:

The Committee shall meet at least four times annually, separately or combined with the entire Board, subject to the majority of the independent directors being present, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. Management should be available to meet with the Committee to discuss the financial reports and statements that are being presented for review and approval. The Committee should also meet privately in executive session at least annually with the independent auditor and solely as a committee to discuss any matters that the Committee believes should be discussed.

Audit Committee Responsibilities and Duties:

Procedures:

1.	Review and reassess the adequacy of this Charter (“the Charter”) at least annually. Submit the Charter to the Board for approval and have the Charter published at least every three years in AFSI’s Proxy Statement for its Annual Meetings of Shareholders.

2.	Discuss AFSI’s annual audited financial statements and reports prior to distribution. This should include a discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3.	In consultation with management, the independent auditors, and other auditors, consider the integrity of AFSI’s reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent and other auditors, together, with management’s responses.

4.	Review with management and the independent auditors, AFSI’s quarterly financial results prior to the release of earnings and/or AFSI’s quarterly financial statements prior to distribution. Discuss any significant changes to AFSI’s accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61. The Chair or a member of the Committee designated by the Committee may represent the entire Committee for purposes of this review.

Actions Taken with Independent Auditors at Commencement of Each Fiscal Year:

5.	The Committee shall discuss with the independent auditors any relationships or services that may affect the auditors’ objectivity or independence. If the Committee is not satisfied with the auditors’ assurances of independence, it shall take appropriate action to ensure the independence of the independent auditors.

6.	Approve the fees and other significant compensation to be paid to the independent auditors.

7.	Review the independent auditors’ audit plan – discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approaches.

8.	Consider the independent auditors’ judgments about the quality and appropriateness of AFSI’s accounting principles as applied in its financial reporting.

9.	Approve in advance all audit, audit related, tax, and other non-audit services to be provided by the independent auditors, ensuring that the performance of any non-audit services would not impair the independence of the auditors.

10.	Ensure that the independent auditors’ partner rotation policy conforms to the requirements of the Sarbanes-Oxley Act.

Actions Taken with Independent Auditors at Year End:

11.	The independent auditors are ultimately accountable to the Committee and to the Board. The Committee shall hire AFSI’s independent auditors and subsequently review the independence and performance of the auditors to determine whether to continue the engagement of the independent auditors or approve any discharge of auditors if circumstances warrant. Such decisions regarding the independent auditors shall be made after considering the recommendations of management in such matters.

12.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to the Committee in accordance with AICPA SAS 61.

13.

Review with the independent auditor any problems or difficulties that may have arisen in connection with the audit and consider management’s response to such problems. Such review shall include, but not be limited to: (1) any restrictions on the scope of the auditor’s activities; (2) any restrictions on the auditor’s access to requested information; (3) any significant disagreements with management; and (4) any audit differences that were noted or proposed by the independent auditor, but for which AFSI’s financial statements were not adjusted (as immaterial or otherwise). The Committee shall be responsible for resolving any disagreements between the independent auditors and management regarding financial reporting.

14.	The Committee shall annually review the performance (effectiveness, objectivity, and independence) of the independent auditors. The Committee shall ensure receipt of a formal written statement from the independent auditors consistent with standards set by the Independence Standards Board.

15.	Review the appointment, performance, and replacement of the senior internal audit executive and/or outsource service provider.

Other Audit Committee Responsibilities:

16.	Annually prepare a report to the shareholders as required by the Securities and Exchange Commission. The report should be included in AFSI’s Proxy Statement for the Annual Meeting of Shareholders.

17.	Establish procedures for the reporting and retention of any complaints or concerns regarding AFSI’s accounting, internal controls, or other audit related matters, and responding to any such complaints. This shall include establishing a means for the confidential and anonymous reporting of such matters.

18.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding AFSI’s financial statements or accounting policies.

19.	Report regularly to the Board with respect to any issues that arise regarding the quality or integrity of AFSI’s financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function.

20.	At the beginning of each fiscal year, establish an agenda for that year for the Committee.

21.	Conduct an annual self-evaluation of the Committee members.

22.	Perform any other activities consistent with this Charter, AFSI’s Bylaws, and governing law as the Committee or the Board deems necessary or appropriate.

23.	Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

The foregoing Audit Committee Charter was approved by the Board of Directors at a meeting held on                         , 2007.

Jon M. Kurtz
Chief Executive Officer and President

REVOCABLE PROXY

ALARION FINANCIAL SERVICES, INC.

ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints the members of the Board of Directors of Alarion Financial Services, Inc. (“AFSI”), with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of AFSI, which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Golden Ocala Golf & Equestrian Club, 8300 NW 31st Lane Road, Ocala, Florida 34482 on April 28, 2010, at 4:00 p.m., and at any and all adjournments thereof.

The undersigned shareholder of AFSI may revoke this Proxy at any time before it is voted by either filing with the Corporate Secretary of AFSI, a written notice of revocation, by delivering to AFSI a duly executed Proxy bearing a later date, or by attending this Annual Meeting and voting in person.

THE FOLLOWING PROPOSALS ARE BEING ACTED UPON:

PROPOSAL 1: The election of nine members of AFSI’s board of directors;
Spencer Barrett	Carol R. Bosshardt	Gloria W. Fletcher	FOR	WITHHOLD	FOR ALL EXCEPT
Michael P. Hill	Jon M. Kurtz	Ignacio L. Leon
Loralee W. Miller	Job E. White	Thomas W. Williams, Jr.	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below:

PROPOSAL 2: Advisory vote on executive compensation;			FOR	AGAINST	ABSTAIN
			☐	☐	☐
PROPOSAL 3: The ratification of the selection of Hacker, Johnson & Smith, P.A. as the independent auditors for AFSI for the fiscal year ending December 31, 2010; and			FOR	AGAINST	ABSTAIN
			☐	☐	☐

PROPOSAL 4: The adjournment of the Annual Meeting to solicit additional proxies in the event there are an insufficient number of votes to approve any one or more of Proposals 1, 2, or 3.			FOR	AGAINST	ABSTAIN
			☐	☐	☐

IN THEIR DISCRETION THE PROXY COMMITTEE IS AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before this Annual Meeting or any adjournments thereof.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED.

IMPORTANT: Please sign your name exactly as it appears on your stock certificate. When shares are held by joint tenants, both should sign, when signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.

A copy of AFSI’s 2010 Proxy Statement and its Annual Report on Form 10-K are available via the internet at the following address: http://www.alarionproxy.com/.

The undersigned acknowledges receiving from AFSI, prior to the execution of the Proxy, a Notice of the Annual Meeting and a Proxy Statement dated March 29, 2010.

No. of Common Shares Voting:	Signature:

Signature if held jointly:
ADDRESS LABEL
Date:

Please mark, sign, date and return this Proxy Card promptly, using the enclosed envelope. If you receive more than one Proxy Card, please sign and return all cards in the accompanying envelope.